UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 27, 2014
Date of Report (Date of earliest event reported)

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-153381	26-1972677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 N. Parkcenter Drive Suite 103 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(714) 462-4880
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Start Fresh Oklahoma LLC Sublicense Agreement

The Board of Directors of BioCorRx Inc., a Nevada corporation (the "Company") authorized the execution of a sublicense agreement dated June 25, 2014 (the "Sublicense Agreement") with Start Fresh Oklahoma LLC ("SFO"). The Company is involved in establishing certain addiction therapeutic and rehabilitation programs (the "Coaching Programs") consisting of a Naltrexone implant that is placed under the skin in the lower abdomen coupled with life coaching sessions from specialized life coaches (the "Naltrexone Implant"). The Naltrexone Implant formula is owned by Trinity Rx Solutions LLC ("Trinity Rx"). The Company has an exclusive license with Trinity Rx pursuant to which Trinity Rx provides the Company with the rights to access the Naltrexone Implant formula.

In accordance with the terms and provisions of the License Agreement, the Company shall grant to SFO an exclusive sublicense to obtain, market, use, sell, and offer for sale solely within the territory of Oklahoma, (the "License Territory") the Naltrexone Implant and the Coaching Programs, including the "know-how" consisting of trade secrets, inventions, data, processes, procedures, devices, methods, formulas, protocols, trademarks, logos, marketing materials, copyrights, patents, information and other know-how, whether or not patentable, which is owned or controlled by the Company. (the “Know-How”)

In further accordance with the terms and provisions of the License Agreement, SFO shall pay certain fees to the Company as follows: (i) a one-time upfront fee shall be paid by SFO upon signing of agreement (ii) a program fee upon the order of the Coaching Programs, programs are nonrefundable once an order has been processed and shipped; (iii) a minimum order of 12 programs on or prior to December 31, 2015 in Oklahoma territory in order to maintain exclusivity; (iii) (a) forty-seven (47) collective Programs from the territories that SFO’s collective owners own, or have partial ownership in, which are: Nebraska, Minnesota, Missouri, and Oklahoma; or (iii) (b) pay to the Company an agreed upon amount minus the Royalty Payments made to the Company pursuant to purchases of Programs for the Licensed Territory. (iv) from January 1, 2016 through June 30, 2017, SFO must order and fully pay for from Company either: (iv) (a) thirty (30) programs for use in Licensed Territory; (iv) (b) one hundred and ten (110) collective programs from the territories that SFO’s collective owners own, or have partial ownership in, which are: Nebraska, Minnesota, Missouri, and Oklahoma; or (iv) (c) pay to Company the sum equal to the costs of Thirty (30) Programs.

The License Agreement may be terminated by the Company in the event SFO commits a material breach and such breach is not cured by SFO within sixty days’ notice to SFO. SFO may terminate the License Agreement for any reason upon a sixty days’ notice to the Company. In the event SFO terminates the License Agreement, SFO agrees not to engage in a competitive business with the Company within the Territory for a period of two years following termination.

Start Fresh Minnesota LLC Sublicense Agreement

The Board of Directors of BioCorRx Inc., a Nevada corporation (the "Company") authorized the execution of a sublicense agreement dated June 25, 2014 (the "Sublicense Agreement") with Start Fresh Minnesota LLC ("SFMN"). The Company is involved in establishing certain addiction therapeutic and rehabilitation programs (the "Coaching Programs") consisting of a Naltrexone implant that is placed under the skin in the lower abdomen coupled with life coaching sessions from specialized life coaches (the "Naltrexone Implant"). The Naltrexone Implant formula is owned by Trinity Rx Solutions LLC ("Trinity Rx"). The Company has an exclusive license with Trinity Rx pursuant to which Trinity Rx provides the Company with the rights to access the Naltrexone Implant formula.

In accordance with the terms and provisions of the License Agreement, the Company shall grant to SFMN an exclusive sublicense to obtain, market, use, sell, and offer for sale solely within the territory of Minnesota, (the "License Territory") the Naltrexone Implant and the Coaching Programs, including the "know-how" consisting of trade secrets, inventions, data, processes, procedures, devices, methods, formulas, protocols, trademarks, logos, marketing materials, copyrights, patents, information and other know-how, whether or not patentable, which is owned or controlled by the Company. (the “Know-How”)

In further accordance with the terms and provisions of the License Agreement, SFMN shall pay certain fees to the Company as follows: (i) a one-time upfront fee shall be paid by SFMN upon signing of agreement (ii) a program fee upon the order of the Coaching Programs, programs are nonrefundable once an order has been processed and shipped; (iii) a minimum order of 15 programs on or prior to December 31, 2015 in Minnesota territory in order to maintain exclusivity; (iii) (a) forty-seven (47) collective Programs from the territories that SFMN’s collective owners own, or have partial ownership in, which are: Nebraska, Minnesota, Missouri, and Oklahoma; or (iii) (b) pay to the Company an agreed upon amount minus the Royalty Payments made to the Company pursuant to purchases of Programs for the Licensed Territory. (iv) from January 1, 2016 through June 30, 2017, SFMN must order and fully pay for from Company either: (iv) (a) thirty-five (35) programs for use in Licensed Territory; (iv) (b) one hundred and ten (110) collective programs from the territories that SFMN’s collective owners own, or have partial ownership in, which are: Nebraska, Minnesota, Missouri, and Oklahoma; or (iv) (c) pay to Company the sum equal to the costs of Thirty-Five (35) Programs.

The License Agreement may be terminated by the Company in the event SFMN commits a material breach and such breach is not cured by SFMN within sixty days’ notice to SFMN. SFMN may terminate the License Agreement for any reason upon a sixty days’ notice to the Company. In the event SFMN terminates the License Agreement, SFMN agrees not to engage in a competitive business with the Company within the Territory for a period of two years following termination.

Start Fresh Missouri, LLC Sublicense Agreement

The Board of Directors of BioCorRx Inc., a Nevada corporation (the "Company") authorized the execution of a sublicense agreement dated June 25, 2014 (the "Sublicense Agreement") with Start Fresh Missouri, LLC ("SFMS"). The Company is involved in establishing certain addiction therapeutic and rehabilitation programs (the "Coaching Programs") consisting of a Naltrexone implant that is placed under the skin in the lower abdomen coupled with life coaching sessions from specialized life coaches (the "Naltrexone Implant"). The Naltrexone Implant formula is owned by Trinity Rx Solutions LLC ("Trinity Rx"). The Company has an exclusive license with Trinity Rx pursuant to which Trinity Rx provides the Company with the rights to access the Naltrexone Implant formula.

In accordance with the terms and provisions of the License Agreement, the Company shall grant to SFMS an exclusive sublicense to obtain, market, use, sell, and offer for sale solely within the territory of Missouri, (the "License Territory") the Naltrexone Implant and the Coaching Programs, including the "know-how" consisting of trade secrets, inventions, data, processes, procedures, devices, methods, formulas, protocols, trademarks, logos, marketing materials, copyrights, patents, information and other know-how, whether or not patentable, which is owned or controlled by the Company. (the “Know-How”)

In further accordance with the terms and provisions of the License Agreement, SFMS shall pay certain fees to the Company as follows: (i) a one-time upfront fee shall be paid by SFMS upon signing of agreement (ii) a program fee upon the order of the Coaching Programs, programs are nonrefundable once an order has been processed and shipped; (iii) a minimum order of 20 programs on or prior to December 31, 2015 in Missouri territory in order to maintain exclusivity; (iii) (a) forty-seven (47) collective Programs from the territories that SFMS’s collective owners own, or have partial ownership in, which are: Nebraska, Minnesota, Missouri, and Oklahoma; or (iii) (b) pay to the Company an agreed upon amount minus the Royalty Payments made to the Company pursuant to purchases of Programs for the Licensed Territory. (iv) from January 1, 2016 through June 30, 2017, SFMS must order and fully pay for from Company either: (iv) (a) forty-five (45) programs for use in Licensed Territory; (iv) (b) one hundred and ten (110) collective programs from the territories that SFMS’s collective owners own, or have partial ownership in, which are: Nebraska, Minnesota, Missouri, and Oklahoma; or (iv) (c) pay to Company the sum equal to the costs of Forty-Five (45) Programs.

The License Agreement may be terminated by the Company in the event SFMS commits a material breach and such breach is not cured by SFMS within sixty days’ notice to SFMS. SFMS may terminate the License Agreement for any reason upon a sixty days’ notice to the Company. In the event SFMS terminates the License Agreement, SFMS agrees not to engage in a competitive business with the Company within the Territory for a period of two years following termination.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCorRx Inc.

DATE: June 27, 2014	By:	/s/ Lourdes Felix
	Name:	Lourdes Felix
	Title:	Chief Financial Officer